                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                   May 21, 1996
                               -------------------



                              CHEVY CHASE BANK, F.S.B.
- --------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

      United States                  333-1682           52-0897004
- -----------------------            -----------      ------------------
     (State or Other               (Commission        (IRS Employer
     Jurisdiction of               File Number)     Identification No.)
      Incorporation)

           8401 Connecticut Avenue, Chevy Chase, Maryland      20815
          ---------------------------------------------------------------
         (Address of Principal Executive Offices)            (Zip Code)


       Registrant's telephone number, including area code (301) 986-7000
                                                          --------------


                                Not Applicable
- --------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.
         ------------

The financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 that are included in the Prospectus Supplement dated May 21, 1996 (the "Prospectus Supplement") have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to be named as "experts" in the Prosepctus Supplement is attached hereto as Exhibit 23.1.

The financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994 are attached hereto as Exhibit 99.1. In addition, the unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996 are attached hereto as Exhibit 99.2.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits:

  23.1. Consent of KPMG Peat Marwick LLP in connection with the financial statements of Capital Markets Assurance Corporation.

  99.1. Financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994.

  99.2. Unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996.

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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             CHEVY CHASE BANK, F.S.B.
                             -------------------------
                                    (Registrant)


Date:  May 21, 1996          By: /s/ Joel A. Friedman
                                --------------------------
                                 Name: Joel A. Friedman
                                 Title:Senior Vice President
                                       and Controller

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------

                                                           Sequentially
Exhibit Number               Description                   Numbered Page
- --------------               -----------                   -------------


23.1. Consent of KPMG Peat Marwick LLP in connection with the financial statements of Capital Markets Assurance Corporation.

99.1. Financial statements of Capital Markets Assurance Corporation as of December 31, 1995 and 1994.

99.2. Unaudited financial statements of Capital Markets Assurance Corporation as of March 31, 1996.

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